Hartford Life Insurance Company Separate Account VL I:

333-127379                             Hartford Quantum Life II

Hartford Life and Annuity Insurance Company Separate Account VL I:

333-127380                             Hartford Quantum Life II

Supplement Dated January 25, 2008 to the Prospectus Dated August 1, 2007

Supplement to Your Prospectus

Effective January 25, 2008, the following change is made to your prospectus:

In your Prospectus, under the section entitled, “Policy Protection Benefit” under the sub-section “Policy Protection Account” the following sentence is added to the end of the paragraph:

For Policies issued on or after February 14, 2008, the charges and rates used to determine the value of the Policy Protection Account are different than the charges and rates used to determine the value of the Policy Protection Account for Policies issued prior to February 14, 2008.  Refer to your policy specification page for more information.

This supplement should be retained with the prospectus for future reference.

HV-6651